                                                       EXHIBIT 10.20


                 SECOND AMENDMENT TO LOAN AGREEMENT
                 ----------------------------------

        This Second Amendment to Loan Agreement (the "Amendment") is dated and effective as of August 4, 1997, by, between and among COMMONWEALTH PREMIUM FINANCE COPORATION, a Kentucky corporation (referred to herein as "Borrower"); JOHN ROBERT OWENS, WILLIAM W. DAVIS, JR. and D. RICHARD MEYER, individuals (referred to herein as the "Guarantors" or individually as a "Guarantor"); and BANK ONE, KENTUCKY, NA, a national banking association (referred to herein as "Bank").

                              RECITALS
                              --------

        1. Borrower, Guarantors and Bank are parties to that certain Loan Agreement dated as of October 18, 1996, as amended by that certain First Amendment to Loan Agreement dated as of December 17, 1996 (as amended, the "Loan Agreement").

        2. Borrower, Guarantors and Bank have agreed to further increase the maximum principal amount of the Amended and Restated Revolving Credit Note (as defined in the Loan Agreement), and further desire to enter into this Amendment to document such increase and other terms applicable to such change.

        NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements contained herein and in the Loan Agreement, and intending to be legally bound hereby, covenant and agree as follows:

1.      Amendment of Sections 2.01 and 2.02.  Sections 2.01 and 2.02 of
        -----------------------------------
the Loan Agreement are hereby deleted and replaced with the following:

Section 2.01 Revolving Credit Loan

        Bank agrees, subject to the terms and conditions of this Agreement and the other Loan Documents to make Advances to Borrower from time to time during the period from the date when Borrower first qualifies for the initial Advance pursuant to Section 3.01 hereof, up to, but not including, the Maturity Date in an aggregate principal amount outstanding not to exceed at any time Two Million Dollars
($2,000,000.00) (the "Revolving Credit Loan"). Subject to the terms and conditions of this Agreement and of the other Loan Documents, Borrower may borrow, prepay pursuant to Section 2.05, and reborrow under this
Section 2.01.

Section 2.02 Note

        The Revolving Credit Loan and Advances thereunder shall be evidenced by, and repaid with interest in accordance with, a single promissory note of Borrower in form and content acceptable to Bank, in the original principal amount of Two Million Dollars
(U.S. $2,000,000.00), which Note shall be payable to Bank, and shall mature and shall be due and payable in full on the Maturity Date, which is April 18, 1998 (the "Note").

2.      Continuing Security.  The Indebtedness as evidenced by the Note
        -------------------
shall continue to be secured by all of the Loan Documents and collateral described in the Loan Agreement.

3.      No Defenses or Setoffs.  As of the date hereof, neither Borrower
        ----------------------
nor Guarantors are aware of any defenses, credits or setoffs to the payment of the Indebtedness evidenced by the Note, or to the enforceability of the Note, the Loan Agreement, or the Loan Documents against the Borrower or Guarantors, nor are there any claims, actions or causes of action which could be asserted against the Bank relating to the transactions evidenced by the Note, the Loan Agreement, this Amendment or any of the transactions relating thereto.

4.      Limited Effect of Amendment.  Except as specifically amended
        ---------------------------
herein, the terms and conditions of the Note, the Loan Agreement, the Loan Documents, and all other existing agreements between the parties are unaffected by this Amendment and shall continue to be binding upon Borrower, Guarantors and the Bank. Further, the term "Note" shall include the Amended and Restated Revolving Credit Note dated August 4, 1997, in the amount of $2,000,000.00 between the Bank and Borrower.

5.      Full Force and Effect of Loan Documents.  The Loan Documents as
        ---------------------------------------
defined in the Loan Agreement, including the Amended and Restated Revolving Credit Note dated August 4, 1997, in the amount of $2,000,000.00, between the Bank and Borrower, are valid and enforceable in accordance with their terms and shall continue to remain in full force and effect.

                              BANK ONE, KENTUCKY, NA

                              BY: /s/ Mark Boison
                                 --------------------------------------

                              TITLE: Senior Vice President
                                    -----------------------------------


                              COMMONWEALTH PREMIUM FINANCE
                              CORPORATION

                              BY: /s/ D. R. Meyer
                                 --------------------------------------

                              TITLE: President
                                    -----------------------------------

                              /s/ John Robert Owens
                              -----------------------------------------
                              JOHN ROBERT OWENS

                              /s/ William W. Davis, Jr.
                              -----------------------------------------
                              WILLIAM W. DAVIS, JR.

                              /s/ D. R. Meyer
                              -----------------------------------------
                              D. RICHARD MEYER

                                - 2 -